UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 8, 2009

Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way

Boise, Idaho  83716-9632

(Address of principal executive offices)

(208) 368-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01.      Entry into a Material Definitive Agreement.

Convertible Senior Notes due October 15, 2013

On April 8, 2009, Micron Technology, Inc., a Delaware corporation (“Micron”), entered into an underwriting agreement (the “Note Underwriting Agreement”) with Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co., as representatives (the “Representatives”) of the underwriters (collectively, the “Underwriters”) to issue and sell $200 million aggregate principal amount of 4.25% Convertible Senior Notes due October 15, 2013 (the “Notes”) in a public offering pursuant to a Registration Statement on Form S-3 (the “Registration Statement”) and a related prospectus, including the related prospectus supplement, filed with the Securities and Exchange Commission. In addition, Micron granted the Underwriters an option to purchase up to an additional $30 million aggregate principal amount of Notes solely to cover over-allotments. On April 9, 2009, the Representatives exercised this option in full. Micron estimates that the net proceeds from the offering, including the exercise of the Underwriters’ option to purchase the additional Notes, will be approximately $223.4 million, after deducting underwriting discounts and estimated offering expenses. The Note Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K.

The Notes will be issued pursuant to an indenture with Wells Fargo Bank, National Association, as trustee.

Common Stock

On April 8, 2009, Micron also entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) with the Representatives of the Underwriters to issue and sell 60,240,000 shares of common stock, par value $0.10 per share (the “Common Stock”), of the Company in a public offering pursuant to the Registration Statement and a related prospectus, including the related prospectus supplement, filed with the Securities and Exchange Commission. In addition, Micron granted the Underwriters an option to purchase up to an additional 9,036,000 shares of Common Stock solely to cover over-allotments. On April 9, 2009, the Representatives exercised this option in full. Micron estimates that the net proceeds from the offering, including the exercise of the Underwriters’ option to purchase the additional shares of Common Stock, will be approximately $275.7 million, after deducting underwriting discounts and estimated offering expenses. The Common Stock Underwriting Agreement is filed as Exhibit 1.2 to this Current Report on Form 8-K.

Capped Call Transactions

In connection with the offering of the Notes, the Company also entered into capped call transactions with the following entities affiliated with the Underwriters: one capped call transaction with Goldman, Sachs & Co. (the “Goldman Sachs Capped Call”), one capped call transaction with Morgan Stanley & Co. International plc (the “Morgan Stanley Capped Call”) and one capped call transaction with Deutsche Bank AG, London Branch (the “Deutsche Bank Capped Call” and collectively with the Goldman Sachs Capped Call and the Morgan Stanley Capped Call, the “Capped Calls”). The Capped Calls each have an initial strike price of approximately $5.08 per share, subject to certain adjustments, which matches the initial conversion price of the Notes.  The Capped Calls have a cap price of $6.64 per share. The Capped Calls cover, subject to anti-dilution adjustments similar to those contained in the Notes, an approximate combined total of 45.2 million shares of Common Stock (after adjustment for the Underwriters’ exercise of their over-allotment option pursuant to the Note Underwriting Agreement), of which amount the Goldman Sachs Capped Call covers 45%, the Morgan Stanley Capped Call covers 35% and the Deutsche Bank Capped Call covers 20%. The Capped Calls are intended to reduce the potential dilution upon conversion of the Notes. If, however, the market value per share of the Common Stock, as measured under the terms of the Capped Calls, exceeds the applicable cap price of the Capped Calls, there would be dilution to the extent that the then market value per share of the Common Stock exceeds the cap price. Micron paid approximately $24.7 million from the net proceeds from the issuance and sale of the Notes to purchase the Capped Calls. The Capped Calls expire in three and one-half years. The Goldman Sachs Capped Call is filed as Exhibit 10.1, the Morgan Stanley Capped Call is filed as Exhibit 10.2 and the Deutsche Bank Capped Call is filed as Exhibit 10.3 to this Current Report on Form 8-K.

The summary of the foregoing transactions is qualified in its entirety by reference to the text of the Note Underwriting Agreement, the Common Stock Underwriting Agreement and Capped Calls, which are included as exhibits hereto and are incorporated herein by reference.

Item 9.01.                  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
1.1	Note Underwriting Agreement, dated as of April 8, 2009, by and among Micron Technology, Inc. and Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co., as representatives of the underwriters.
1.2

Common Stock Underwriting Agreement, dated as of April 8, 2009, by and among Micron Technology, Inc. and Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co., as representatives of the underwriters.

10.1	Capped Call Confirmation (Reference No. SDB1630322480), dated as of April 8, 2009, by and between Micron Technology, Inc. and Goldman, Sachs & Co.
10.2	Capped Call Confirmation (Reference No. CGPWK6), dated as of April 8, 2009, by and between Micron Technology, Inc. and Morgan Stanley & Co. International plc.
10.3	Capped Call Confirmation (Reference No. 325758), dated as of April 8, 2009, by and between Micron Technology, Inc. and Deutsche Bank AG, London Branch.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date: April 14, 2009	By:	/s/ Ronald C. Foster
	Name:	Ronald C. Foster
	Title:	Vice President of Finance and Chief Financial Officer

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED APRIL 14, 2009

Exhibit No.	Description
1.1	Note Underwriting Agreement, dated as of April 8, 2009, by and among Micron Technology, Inc. and Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co., as representatives of the underwriters.
1.2

Common Stock Underwriting Agreement, dated as of April 8, 2009, by and among Micron Technology, Inc. and Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co., as representatives of the underwriters.

10.1	Capped Call Confirmation (Reference No. SDB1630322480), dated as of April 8, 2009, by and between Micron Technology, Inc. and Goldman, Sachs & Co.
10.2	Capped Call Confirmation (Reference No. CGPWK6), dated as of April 8, 2009, by and between Micron Technology, Inc. and Morgan Stanley & Co. International plc.
10.3	Capped Call Confirmation (Reference No. 325758), dated as of April 8, 2009, by and between Micron Technology, Inc. and Deutsche Bank AG, London Branch.